UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 8, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                       0-49790                 11-3200514
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                                      NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 8, 2006, Verint Systems Inc., (the "Company") issued a press release announcing that it requested an extension from the NASDAQ Listing Qualifications Panel (the "Panel") until September 25, 2006 to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006, and the Current Report on Form 8-K/A to amend the Form 8-K dated January 9, 2006 and regain compliance with the NASDAQ listing requirements. There can be no assurance that the Panel will grant the extension or that the Company's securities will remain listed on The NASDAQ Stock Market.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

   (D)      EXHIBITS:


            Exhibit No.                       Description
            -----------                       -----------

            99.1              Press Release of Verint Systems Inc. dated
                              August 8, 2006








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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VERINT SYSTEMS INC.

Dated: August 8, 2006                    By: /s/ Igal Nissim
                                             ----------------------------------
                                             Name: Igal Nissim
                                             Title: Chief Financial Officer




























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
                                  EXHIBIT INDEX



  Exhibit No.                                Description
  -----------                                -----------

  99.1               Press Release of Verint Systems Inc. dated August 8, 2006
































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